SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (OUT-OF-PERIOD ADJUSTMENTS) (NARRATIVE) (Details) (Out of Period Adjustment [Member], USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Out of Period Adjustment [Member]
Significant Accounting Policies [Line Items]
Out of period adjustment, increase in other operating costs and expenses	$ 2.4	$ 1.5
Out of period adjustment, decrease (increase) in tax expense	0.8	0.7
Out of period adjustment, effect on net income (loss)	(1.6)	(7.6)
Adjustment to earnings (losses) per diluted share (in dollars per share)	$ (0.01)	$ (0.03)
Out of period adjustment, increase in insurance policy benefits		4.7
Out of period adjustment, increase in amortization expense		$ 2.1